Discretionary decisions and sources of estimation uncertainties	12 Months Ended
Dec. 31, 2019
Discretionary decisions and sources of estimation uncertainties
Discretionary decisions and sources of estimation uncertainties

2.    Discretionary decisions and sources of estimation uncertainties

The Company’s reported results of operations, financial position and net assets are sensitive to discretionary decisions, assumptions and estimates that are the basis for its financial statements. The critical accounting policies, the judgements made in the creation and application of these policies and the sensitivities of reported results to changes in accounting policies, discretionary decisions and estimates are factors to be considered along with the Company’s financial statements. In the opinion of the Management of the Company, the following accounting policies, discretionary decisions and sources of estimation uncertainties are critical for the consolidated financial statements in the present economic environment.

a)    Recoverability of goodwill and intangible assets

The growth of the business through acquisitions has created a significant amount of intangible assets, including goodwill, trade names, management contracts, non-compete agreements, technology and customer relationships as well as licences and distribution agreements. In addition, the Company recognizes internally developed intangible assets related to research and development and software development projects. At December 31, 2019, the carrying amount of goodwill and non-amortizable intangible assets amounted to €14,247,709 (€12,395,641 at December 31, 2018) representing approximately 43% and 47% of the Company’s total assets at December 31, 2019 and 2018, respectively.

In accordance with IAS 36, the Company performs an impairment test of goodwill and non-amortizable intangible assets at least once a year for each cash-generating unit or more frequently if the Company becomes aware of events that occur or if circumstances change that would indicate the carrying value may not be recoverable (see also note 1 g).

To comply with IFRS to determine possible impairments of these assets, the value in use of the CGUs is first compared to the CGUs’ carrying amount.

The value in use of each CGU is determined using estimated future cash flows for the unit discounted by a weighted average cost of capital (“WACC”) specific to that CGU. The Company’s WACC consists of a basic rate adjusted by a weighted average country risk rate and, if appropriate, by a factor to reflect higher risks associated with the cash flows from recent material acquisitions within each CGU, until they are appropriately integrated. Estimating the future cash flows involves significant assumptions, especially regarding future reimbursement rates and sales prices, number of treatments, sales volumes and costs. The key assumptions represent management’s assessment of future trends and have been based on historical data from both external and internal sources. In determining discounted cash flows, the Company utilizes for every CGU its three-year budget, projections for years four to ten and a representative growth rate for all remaining years. Projections for up to ten years are possible due to the non-discretionary nature of the health care services the Company provides, the need for health care products utilized to provide such services and the availability of government reimbursement for a substantial portion of its services.

A substantial portion of the Company´s profit is generated in North America. The Company expects a stable operating income margin with a higher margin in dialysis business compensating a lower margin in Care Coordination.

The following table shows the key assumptions of value-in-use calculations:

Key assumptions

in %

	North America		EMEA		Asia-Pacific		Latin America
	2019	2018	2019	2018	2019	2018	2019	2018
Average revenue growth in ten year projection period	mid-single-digit	mid-single-digit	mid-single-digit	mid-single-digit	high-single-digit	high-single-digit	mid-single-digit	mid-single-digit
Residual value growth	1.00	1.00	1.00	1.00	4.00	4.00	2.95	3.45
Pre-tax WACC	7.71	7.42	8.73	9.46	6.79	7.81	10.45 - 20.02	11.93 - 16.75
After-tax WACC	6.00	5.99	6.25	6.86	6.04	6.61	8.06 - 17.63	8.70 - 13.52

An overview of the carrying amounts of goodwill and intangibles with indefinite useful life for each CGU is shown in note 11. To evaluate the recoverability of intangible assets with indefinite useful lives, the Company compares the fair values of intangible assets with their carrying values and intangible asset’s fair value is determined using a discounted cash flow approach or other methods, if appropriate.

A prolonged downturn in the health care industry with lower than expected increases in reimbursement rates and/or higher than expected costs for providing health care services and for procuring and selling health care products could adversely affect the Company’s estimated future cash flows. Future adverse changes in a cash-generating unit’s economic environment of a CGU could affect the country specific risk rate and therefore the discount rate. Equally an increase of the general interest rate level could affect the base rate and therefore the discount rate. A decrease in the estimated future cash flows and/or a decline in the cash-generating units economic environment could result in impairment charges to goodwill and other intangible assets with indefinite useful life which could materially and adversely affect the Company’s future financial position and operating results.

In 2019, the recoverable amount of Latin America exceeds the carrying amount by €217,815. The following table shows the amounts by which the key assumptions would need to change individually that the recoverable amount equals the carrying amount:

Sensitivity analysis

Change in percentage points

	Latin America
	2019	2018
Pre-tax WACC	1.87	0.27
Operating income margin of each projection year	(2.03)	(0.32)
Residual value growth	(2.13)	(0.47)

b) Legal contingencies

From time to time, during the ordinary course of operations, the Company is party to litigation and arbitration and is subject to investigations relating to various aspects of its business (see note 22). The Company regularly analyzes current information about such claims for probable losses and provides accruals for such matters, including the estimated legal expenses and consulting services in connection with these matters, as appropriate. The Company utilizes its internal legal department as well as external resources for these assessments. In making the decision regarding the need for loss accrual, the Company considers the degree of probability of an unfavorable outcome and its ability to make a reasonable estimate of the amount of loss.

The filing of a suit or formal assertion of a claim or assessment, or the disclosure of any such suit or assertion, does not necessarily indicate that accrual of a loss is appropriate.

The outcome of these matters may have a material effect on the results of operations, financial position and net assets of the Company.

c) Trade accounts and other receivables and allowance for doubtful accounts

Trade accounts and other receivables are a substantial asset of the Company and the allowance for doubtful accounts is based upon a significant estimate made by management. Trade accounts and other receivables were €3,421,346 and €3,231,500 at December 31, 2019 and 2018, respectively, net of allowances for doubtful accounts of €141,358 at December 31, 2019 and €118,015 at December 31, 2018.

The Company sells health care products directly or through distributors in around 150 countries and provides health care services in around 50 countries. Most payors are government institutions or government-sponsored programs with significant variations between the countries and even between payors within one country in local payment and collection practices.

Receivables resulting from health care services are recognized and billed at amounts estimated to be collectable under government reimbursement programs and reimbursement arrangements with third party payors. U.S. Medicare and Medicaid government programs are billed at pre-determined net realizable rates per treatment that are established by statute or regulation. Revenues for non-governmental payors with which the Company has contracts or letters of agreement in place are recognized at the prevailing contract rates. The remaining non-governmental payors are billed at the Company’s standard rates for services and, in the Company’s North America segment, a contractual adjustment is recorded to recognize revenues based on historic reimbursement. The contractual adjustment and the allowance for doubtful accounts are reviewed quarterly for their adequacy. No material changes in estimates were recorded for the contractual allowance in the periods presented. The collectability of receivables is reviewed locally on a regular basis, generally monthly. For further information, see note 1 k).

In the Company’s North America Segment operations, the collection process is usually initiated shortly after service is provided or upon the expiration of the time provided by contract. For Medicare and Medicaid, once the services are approved for payment, the collection process begins upon the expiration of a period of time based upon experience with Medicare and Medicaid. In all cases where co-payment is required the collection process usually begins within 30 days after service has been provided. In those cases where claims are approved for amounts less than anticipated or if claims are denied, the collection process usually begins upon notice of approval of the lesser amounts or upon denial of the claim. The collection process can be confined to internal efforts, including the accounting and sales staffs and, where appropriate, local management staff. If appropriate, external collection agencies may be engaged.

Public health institutions in a number of countries outside the U.S. require a significant amount of time until payment is made because a substantial number of payors are government entities whose payments are often determined by local laws and regulations and budget constraints. Depending on local facts and circumstances, the period of time to collect can be quite lengthy. In those instances where there are commercial payors, the same type of collection process is initiated as in the North America Segment.

Due to the number of subsidiaries and different countries that the Company operates in, the Company’s policy of determining when an individual allowance is required considers the appropriate individual local facts and circumstances that apply to an account. While payment and collection practices vary significantly between countries and even agencies within one country, government payors usually represent low to moderate credit risks. It is the Company’s policy to determine when receivables should be classified as bad debt on a local basis taking into account local payment practices and local collection experience. An individual allowance is calculated locally if specific circumstances indicate that amounts will not be collectible.

Receivables where the expected credit losses are not assessed individually are grouped based on geographical regions and the impairment is assessed based on macroeconomic indicators such as credit default swaps. For more information regarding the impairment on trade accounts and other receivables please refer to note 1 i).

When all efforts to collect a receivable, including the use of outside sources where required and allowed, have been exhausted, and after appropriate management review, a receivable deemed to be uncollectible is considered a bad debt and written off.

Write offs are taken on a claim-by-claim basis. Due to the fact that a large portion of its reimbursement is provided by public health care organizations and private insurers, the Company expects that most of its accounts receivables will be collectible, albeit potentially more slowly outside the North America Segment. A significant change in the Company’s collection experience, deterioration in the aging of receivables and collection difficulties could require that the Company increases its estimate of the allowance for doubtful accounts. Any such additional bad debt charges could materially and adversely affect the Company’s future operating results.

If, in addition to the Company’s existing allowances, 1% of the gross amount of the Company’s trade accounts receivable as of December 31, 2019 were uncollectible through either a change in the Company’s estimated contractual adjustment or revised estimate of the collectability, the Company’s operating income for 2019 would have been reduced by approximately 1.6%.

The following table shows the portion of major debtors or debtor groups of trade accounts and other receivables as at December 31, 2019 and 2018. No single debtor, other than U.S. Medicare and Medicaid, accounted for more than 5% of total trade accounts and other receivables in any of these years.

Composition of trade accounts and other receivables

	December 31,
	2019	2018

U.S. Government health care programs	30%	31%
U.S. commercial payors	15%	14%
U.S. hospitals	4%	4%
Self-pay of U.S. patients	2%	3%
Other North America segment payors	4%	3%
Product customers and health care payors outside the North America Segment	45%	45%
Total	100%	100%

d) Self-insurance programs

Under the Company’s insurance programs for professional, product and general liability, auto liability, worker’s compensation and medical malpractice claims, the Company’s largest subsidiary which is located in the U.S. is partially self-insured for professional liability claims. For all other coverages, the Company assumes responsibility for incurred claims up to predetermined amounts above which third party insurance applies. Reported liabilities for the year represent estimated future payments of the anticipated expense for claims incurred (both reported and incurred but not reported) based on historical experience and existing claim activity. This experience includes both the rate of claims incidence (number) and claim severity (cost) and is combined with individual claim expectations to estimate the reported amounts.

e) Level 3 financial instruments

Noncontrolling interests subject to put provisions, variable payments outstanding for acquisitions and equity investments are recognized at their fair value. For further information related to the estimation of these fair values, see notes 1 h) and 23.

f) Income taxes

The Company is subject to ongoing and future tax audits in the U.S., Germany and other jurisdictions. Different interpretations of tax laws may lead to potential additional tax payments or tax refunds for prior years. To consider income tax provisions or income tax receivables of uncertain tax assessments management’s estimations are based on local tax rules of the respective tax jurisdiction and the interpretation of such. Estimates are revised in the period in which there is sufficient evidence to revise the assumption. For further information to estimates related to the recoverability of deferred taxes, see note 1 n).

g) Business combinations

The Company measures the noncontrolling interest in an acquisition at fair value and classifies costs related to its business combinations within general and administrative expense. In determining whether an intangible asset related to a business combination is identifiable and should be separated from goodwill, significant judgment is required. Additionally, estimation of the acquisition-date fair values of identifiable assets acquired and liabilities assumed also involves significant judgment. The applicable measurements and inputs used in this estimation (including revenue growth rates, gross profit margin adjusted for synergy assumptions associated with manufacturing savings and the discount rate) are based upon information available at the acquisition date using expectations and assumptions that management deems reasonable. Such judgments, estimates and assumptions could materially affect the Company’s business, results of operations and financial condition, primarily due to:

•

Fair values assigned to assets subject to depreciation and amortization directly impact the depreciation and amortization recorded in the Company’s consolidated statements of income in periods subsequent to a related acquisition.

•	Any subsequent measurement resulting in a decrease in the estimated fair values of assets acquired may result in impairment.
•	Subsequent changes resulting in an increase or decrease to the estimated fair values of liabilities assumed may result in additional expense or income, respectively.

For further information on business combinations, see note 3.